SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  January 24, 2001
                                                           ---------------------

                                Netgateway, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


             000-27941                                      87-0591719
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       (Commission File Number                 (IRS Employer Identification No.)


 754 East Technology Avenue, Orem, Utah                       84097
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(Address of Principal Executive Offices)                    (Zip Code)


                                  801.227.0004
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              (Registrant's Telephone Number, Including Area Code)


             300 Oceangate, 5th Floor, Long Beach, California 90802
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

On January 22, 2001, the registrant filed on Form 8-K a statement that it had terminated KPMG LLP as its certifying accountant, and that it would furnish the Securities and Exchange Commission with a letter from KPMG LLP stating whether or not it agreed with the statements made therein. The letter received by the registrant from KPMG LLP is filed with this Form 8-K/A as Exhibit 16.1.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable.
                  -------------------------------

         (c)      Exhibits:
                  --------

                  16.1 - Letter from KPMG LLP to Securities and Exchange
                         Commission dated January 24, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Netgateway, Inc.


Date: January 30, 2001         By: /s/  Frank C. Heyman
      ----------------             ---------------------------------------------
                                        Frank C. Heyman, Chief Financial Officer

Exhibit 16.1 / Letter from KPMG LLP dated January 24, 2001

                                      KPMG
                            1901 Avenue of the Stars
                                    Suite 200
                           Los Angeles, CA 90067-6004







                                                     January 24, 2001




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:      Netgateway, Inc.

Dear Sir or Madam:

         We were previously principal accountants for Netgateway, Inc. and, under the date of August 21, 2000, we reported on the consolidated financial statements of Netgateway, Inc. and subsidiaries as of and for the years ended June 30, 2000 and 1999. On January 12, 2000, our appointment as principal accountants was terminated. We have read Netgateway Inc.'s statements included under Item 4 of its Form 8-KA dated January 24, 2001, and we agree with such statements, except that we are not in a position to agree or disagree with Netgateway, Inc.'s statement that the change was approved by the audit committee and the board of directors.

         Please acknowledge the receipt of this filing by date stamping the enclosed copy of this letter and returning it to the office of the undersigned in the enclosed envelope.

                                   Very truly yours,


                                  /s/ KPMG, LLP